Exhibit 10.27

LEASE AGREEMENT Drawn

up by JVI

Office premises (H10_4_200)

1.	Lessor

Technopolis Plc
Address:	Hermiankatu 1
Postal code:	33720
City & Country:	Tampere
Business ID:	Y-0487422-3

2.	Lessee

Company:	Lionbridge Testing Services Oy
Address:	Hermiankatu 3
Postal code:	33720
City & Country:	Tampere, Finland
Business ID:	0196816-0

3.	Contact person

Name:	Sanna Piha
Position:	Director
Telephone:	040-300 4450
E-mail:	sanna.piha@lionbridge.com

4.	Invoicing information

Company:	Lionbridge Testing Services Oy
Address:	Hermiankatu 3
Postal code:	33720
City & Country:	Tampere

5.	Leased premises and their intended use

This lease concerns office premises (H10_4_200) comprising 363,0 square meters / 422,4 allocated square meters as shown in the attached floor plan, located at the address Hermiankatu 3, in the Hervanta district of the Tampere city. A proportion of the common areas serving the leased premises has been allocated as part of the leased area.

The Lessee has familiarized itself with the premises and the equipment therein and declared them suitable for its operations.

The leased premises will be used for the design or production of new technology and the related services. If the intended use of the leased premises changes during the lease period, the Lessee must notify the Lessor of such change. If the Lessee requires an environmental permit for its operations, it must first seek the Lessor’s approval for the operations, after which the Lessee may apply for a permit from the environmental authorities.

6.	Period of lease

This agreement will replace the agreement signed 3.8.2005 and premises has been handed over the Lessee 1.9.2005.

The lease shall be valid until further notice, and can be terminated by either party with a period of notice of five (5) calendar months. The first possible date for serving notice of termination of this lease is. The moving date is the lease termination date, i.e. the last date of the period of notice.

7.	Rent

7.1	Amount of rent

The total rent of the premises is EUR 4.699,87 / month. This includes the following parts:

The absolute net rent payable by the Lessee for the premises is EUR 6,72 per allocated square meter per month.

Additionally, the Lessee shall pay the following:

•

A monthly maintenance charge of EUR 2,98 per square meter, covering the heating, cleaning of common areas, building maintenance and security, maintenance of yard areas, normal office water consumption and normal waste management.

•

A monthly area, reception and information service charge of EUR 0.55 per square meter, including visitor reception and guidance at the lobby, mail pickup and delivery service, management of keys and access cards, access control, basic customer company signs within the property, goods reception and the making of conference and sauna facilities reservations.

•	A monthly electricity fee of EUR 0.88 per allocated square meter.

Parking arrangements are agreed separately.

The relevant value added tax (VAT) shall be added to the above rent, charges and fees.

Any non-standard structures required for the Lessees’ operations and any equipment, fittings, furniture etc. that are part of the Lessee’s operations are not included in the rent. The Lessee shall be responsible for the installation, maintenance and servicing of such equipment.

Any payment required hereunder that is not made by the indicated due date will be subject to late interest at the maximum statutory rate applicable to consumers until the date of payment.

7.2	Payment of monthly rent, and the obligation to pay a rent deposit as collateral

The monthly rent shall be paid in advance by the 3rd day of each calendar month to the bank account prescribed by the Lessor. Penalty interest shall accrue on overdue rent in compliance with Chapter 4, Section 1 of the Interest Act.

The Lessee shall pay a rent deposit to the Lessor as collateral for compliance with all of its obligations based on this lease and any service agreements made under the provisions of section 8 below. The rent deposit shall equal the absolute net rent for three (3) months inclusive of VAT. The rent deposit must be delivered to the Lessor by the commencement of the lease period. This failing, the Lessor shall be entitled to terminate the lease with immediate effect. The rent deposit acting as collateral shall be paid to the Lessor’s bank account. No interest shall be paid on the rent deposit.

Separate agreement about rent deposit has been dated 28.7.2005.

7.3	Rent increase

The absolute net rent shall be tied to the cost-of-living index (year 1951:10=100) as follows:

•	The base index is the index of October preceding the year in which the lease was signed.

•

The amount of absolute net rent is revised once a year in accordance with the level of each October’s index so that the absolute net rent is increased proportionally to the increase in the index level – initially from the base index and subsequently from the level of the previous index revision. However, if the index level is reduced, the rents will not be lowered.

•

The first rent adjustment will be made on the basis of the October index level that next follows the commencement of the lease period. The rent adjusted in accordance with the October index level shall be payable from the beginning of the following January.

The level of the maintenance charge, the area, reception and information service charge, the electricity fee, the parking rights fee and the cleaning fee shall be revised each calendar year to correspond with the prices of items included in them. However, the maximum increase cannot be higher than the change of the cost-of-living index, using the index of each October.

8.	Services

The Lessor produces services that are offered to and charged from Lessees separately, such as telephone and data connection services and conference and office services. These services will be contracted separately and charged for once a month.

If the Lessee neglects to pay the rent or fees based on any service agreements made, the Lessor shall be entitled to terminate the service agreements with immediate effect, or immediately discontinue the delivery of such services to the Lessee until all payment obligations have been met.

9.	Maintenance responsibility and conversions

Responsibility for the premises’ maintenance rests with the Lessor. However, the Lessee is responsible at its own cost for any maintenance and servicing measures inside the leased premises, such as care and maintenance of lighting fixtures and floor and wall coverings and procurement and replacement of light bulbs and tubes etc. and all conversions carried out in the leased premises resulting from the Lessee’s operations, unless otherwise agreed in writing prior to the commencement of the conversion. The Lessee shall be responsible for any expenses incurred due to repairs in the Lessee’s social or other facilities, as required by the authorities and relating to the Lessee’s production activities.

The parties shall agree on all additional work or conversions taking place during construction or during the lease period and on the division of related expenses, prior to commencing such work. The conversion work drawings must be submitted to the Lessor. The Lessee shall not be entitled to any rent reductions because of inconvenience caused by such conversions. If the Lessor so insists, the Lessee must restore the leased premises to the state they were in prior to conversion.

The Lessor is responsible for maintaining general order and the cleanliness of any yard and traffic areas that may be related to the leased premises.

10.	Premature termination of lease

In the event of rent payment being overdue for more than 45 days, the Lessor shall be entitled to terminate the lease with immediate effect. In other respects, the grounds for termination laid out in the Act on Commercial Leases shall apply.

11.	Lessee’s rights and responsibilities

11.1	Waste management

When in control of the leased premises, the Lessee shall be responsible for managing any waste created in or at the premises by delivering the appropriately sorted waste into the waste container. The currently valid official regulations and instructions shall apply to the sorting of all waste, including hazardous waste.

11.2	Lessee’s commitment to operations giving entitlement to VAT deduction or refund

The Lessee undertakes to use the leased premises continuously for operations giving entitlement to a deduction or refund as intended in the Value Added Tax Act. The Lessor is entitled to terminate the lease in deviation from the agreed-upon period of notice or lease period upon the termination of all such operations that give entitlement to a VAT deduction or refund, if the use of the leased premises for operations that do not give entitlement to a VAT deduction or refund might result in tax consequences for the Lessor.

The Lessee undertakes to notify the Lessor without delay for any such change in the leased premises’ intended use (also including any use by one or more Sub-lessees) that would result in the operations losing their entitlement to VAT deduction or refund. If there are any such changes in the use of the leased premises or in the operations undertaken in them that are due to the Lessee or its Sub-lessee and that result in tax consequences for the Lessor, the Lessee shall be liable to compensate all expenses arising due to the above, including any accrued interest and penalties for late payment. The corresponding obligation shall also apply, if the lease is terminated prior to the end of the lease period due to a reason attributable to the Lessee or its Sub-lessee or if some other contractual breach of the Lessee results in a tax consequence of the above type to the Lessor.

11.3	Access cards and keys

At the commencement of the lease period, the Lessee shall receive access cards and/or keys for the premises against receipt, to be returned at the end of the lease period. If there are any access cards and/or keys missing at the end of the lease period, the leased premises’ locks will be reconfigured and/or the missing cards replaced at the Lessee’s expense. Any key configurations deviating from the property’s standard configuration procedures will be restored back to normal at the end of the lease period at the Lessee’s expense.

11.4	Using the leased premises and the building’s common areas and services

The Lessee is entitled to use the land area connected to the building for any access relating to its operations together with other Lessees in the building, without causing inconvenience for other Lessees in the building. The Lessee must comply with the fire safety regulations and keep any emergency exits in its premises unobstructed.

The Lessee must keep all its property within the leased premises. The Lessor has the right to destroy any Lessee property that has been left in the building’s common areas or yard areas for at least 48 hours. The Lessor has no obligation to determine the owner of such property.

The Lessee must ensure that any machinery or equipment it has brought into the building, or any structures built to attach such machinery or equipment, or any repairs or conversion work done, do not cause inconvenience to others or damage the building’s structures or equipment. The Lessee must also ensure that the operations it carries out in the leased premises do not cause noise, smell, smoke or any other corresponding inconvenience. Smoking is not allowed in the leased premises or inside the building.

The Lessee is not entitled to install wireless base stations within the leased premises or inside the building without the Lessor’s consent expressed in writing. When necessary, the Lessor may require the Lessee to change the settings of its wireless base stations to such that do not disturb other Lessees.

The Lessee is entitled to connect to the Lessor’s telephone and data network under terms that shall be separately agreed upon.

Under this lease, the Lessee is entitled to make use of the common services arranged by the Lessor and to participate in different development projects under terms that shall be separately agreed upon.

The leased premises shall be ready for use when handed over to the Lessee. At the end of the lease period, control of the leased premises shall be handed over to the Lessor on the moving date, completely empty and in the condition they were in when the Lessee moved in. Lessee will be responsible of final cleaning. If final cleaning has not been performed well enough, The Lessor will arrange the final cleaning of the leased premises and the repair of any faults and defects, both of which will be done at the Lessee’s expense, excluding repairs done due to normal wear and tear.

If the Lessee neglects the above obligation, the Lessee shall be liable for any damage resulting to the Lessor (such as a delay in the delivery of the premises in question to the next Lessee) and for the cost of emptying the leased premises and destroying any property left in the leased premises. The Lessor is entitled to destroy any property left in the leased premises after the moving date. If the Lessor considers that any property left in the leased premises is of material value or belongs to a third party, the Lessor may retain such property in its custody for a time it considers appropriate and charge the costs of such custody from the Lessee.

11.5	Lessee’s other responsibilities

The Lessee is responsible for arranging insurance coverage for its operations and property.

Any fixing of the Lessor’s company signs outside the leased premises shall be done at the Lessee’s expense and exclusively at the consent of and according to the instructions provided by the Lessor. Any use of advertising tape on windows is always subject to the Lessor’s permission and any official permission as may be required.

12.	Transfer of lease, re-leasing and sub-leasing

The Lessee may not transfer this lease or re-lease or sub-lease the leased premises without the Lessor’s written consent. The above limitation also concerns the surrender of control of the leased premises or a part of them to a third party. The Lessee shall be responsible for any damage resulting from a breach of this section, including any damage caused to the Lessor or other Lessees or users of the building by such unauthorized parties as stated above.

13.	Other terms and conditions

If the leased premises contain a cross-connect equipment room of the Lessor, an authorized representative of the Lessor shall be entitled to visit that room as necessary.

The Lessor shall not be responsible for any variation in the quality of electricity supply or for the data network’s operation or for any force majeure or corresponding impediment or disturbance.

14.	Disputes

Any disputes arising from this lease shall be resolved primarily in the district court under the jurisdic- tion of which the leased premises are located.

15.	Confidentiality

This lease is to be treated in full confidentiality and it or any parts of it may not be transferred to a third party without the consent of the other contracting party.

16.	Entry into force

This lease will enter into force upon signing by both parties.

This lease has been prepared in two (2) copies, one (1) for each contracting party.

In Tampere, , 2009

TECHNOPOLIS PLC Lessor	Lionbridge Testing Services Oy Lessee

Satu Eskelinen	Sanna Piha
Director	Director

Company name

Contact person

Telephone

Website

E-mail

Number of company personnel

Brief description of the company’s line of business (max. two sentences)

Information on my company (company description, contact person and contact details)

	Yes	No
• May be published in the Technopolis Extranet	☐	☐

• May be published in a release to be sent to Technopolis customers	☐	☐

• May be given to the companies in the Technopolis partner network	☐	☐

Contract commencement date

LEASE AGREEMENT Drawn

up by JVI

Office premises (H11_2_AC)

1.	Lessor

Technopolis Plc
Address:	Hermiankatu 1
Postal code:	33720
City & Country:	Tampere
Business ID:	Y-0487422-3

2.	Lessee

Company:	Lionbridge Testing Services Oy
Address:	Hermiankatu 1
Postal code:	33720
City & Country:	Tampere, Finland
Business ID:	0196816-0

3.	Contact person

Name:	Sanna Piha
Position:	Director
Telephone:	040-300 4450
E-mail:	sanna.piha@lionbridge.com

4.	Invoicing information

Company:	Lionbridge Testing Services Oy
Address:	Hermiankatu 3
Postal code:	33720
City & Country:	Tampere

5.	Leased premises and their intended use

This lease concerns office premises (H11_2_AC) comprising 542,0 square meters / 656,0 allocated square meters as shown in the attached floor plan, located at the address Hermiankatu 1, in the Hervanta district of the Tampere city. A proportion of the common areas serving the leased premises has been allocated as part of the leased area.

The Lessee has familiarized itself with the premises and the equipment therein and declared them suitable for its operations.

The leased premises will be used for the design or production of new technology and the related services. If the intended use of the leased premises changes during the lease period, the Lessee must notify the Lessor of such change. If the Lessee requires an environmental permit for its operations, it must first seek the Lessor’s approval for the operations, after which the Lessee may apply for a permit from the environmental authorities.

6.	Period of lease

This agreement will replace the agreement signed 9.10.2003 and premises has been handed over the Lessee 1.11.2003.

The lease shall be valid until further notice, and can be terminated by either party with a period of notice of six (6) calendar months. The first possible date for serving notice of termination of this lease is. The moving date is the lease termination date, i.e. the last date of the period of notice.

7.	Rent

7.1	Amount of rent

The total rent of the premises is EUR 7579,97 / month. This includes the following parts:

The absolute net rent payable by the Lessee for the premises is EUR 6,96 per allocated square meter per month.

Additionally, the Lessee shall pay the following:

•

A monthly maintenance charge of EUR 3,16 per square meter, covering the heating, cleaning of common areas, building maintenance and security, maintenance of yard areas, normal office water consumption and normal waste management.

•

A monthly area, reception and information service charge of EUR 0.55 per square meter, including visitor reception and guidance at the lobby, mail pickup and delivery service, management of keys and access cards, access control, basic customer company signs within the property, goods reception and the making of conference and sauna facilities reservations.

•	A monthly electricity fee of EUR 0.88 per allocated square meter.

Parking arrangements are agreed separately.

The relevant value added tax (VAT) shall be added to the above rent, charges and fees.

Any non-standard structures required for the Lessees’ operations and any equipment, fittings, furniture etc. that are part of the Lessee’s operations are not included in the rent. The Lessee shall be responsible for the installation, maintenance and servicing of such equipment.

Any payment required hereunder that is not made by the indicated due date will be subject to late interest at the maximum statutory rate applicable to consumers until the date of payment.

7.2	Payment of monthly rent, and the obligation to pay a rent deposit as collateral

The monthly rent shall be paid in advance by the 3rd day of each calendar month to the bank account prescribed by the Lessor. Penalty interest shall accrue on overdue rent in compliance with Chapter 4, Section 1 of the Interest Act.

The Lessee shall pay a rent deposit to the Lessor as collateral for compliance with all of its obligations based on this lease and any service agreements made under the provisions of section 8 below. The rent deposit shall equal the absolute net rent for three (3) months inclusive of VAT. The rent deposit must be delivered to the Lessor by the commencement of the lease period. This failing, the Lessor shall be entitled to terminate the lease with immediate effect. The rent deposit acting as collateral shall be paid to the Lessor’s bank account. No interest shall be paid on the rent deposit.

Separate agreement about rent deposit has been dated 28.7.2005.

7.3	Rent increase

The absolute net rent shall be tied to the cost-of-living index (year 1951:10=100) as follows:

•	The base index is the index of October preceding the year in which the lease was signed.

•

The amount of absolute net rent is revised once a year in accordance with the level of each October’s index so that the absolute net rent is increased proportionally to the increase in the index level – initially from the base index and subsequently from the level of the previous index revision. However, if the index level is reduced, the rents will not be lowered.

•

The first rent adjustment will be made on the basis of the October index level that next follows the commencement of the lease period. The rent adjusted in accordance with the October index level shall be payable from the beginning of the following January.

The level of the maintenance charge, the area, reception and information service charge, the electricity fee, the parking rights fee and the cleaning fee shall be revised each calendar year to correspond with the prices of items included in them. However, the maximum increase cannot be higher than the change of the cost-of-living index, using the index of each October.

8.	Services

The Lessor produces services that are offered to and charged from Lessees separately, such as telephone and data connection services and conference and office services. These services will be contracted separately and charged for once a month.

If the Lessee neglects to pay the rent or fees based on any service agreements made, the Lessor shall be entitled to terminate the service agreements with immediate effect, or immediately discontinue the delivery of such services to the Lessee until all payment obligations have been met.

9.	Maintenance responsibility and conversions

Responsibility for the premises’ maintenance rests with the Lessor. However, the Lessee is responsible at its own cost for any maintenance and servicing measures inside the leased premises, such as care and maintenance of lighting fixtures and floor and wall coverings and procurement and replacement of light bulbs and tubes etc. and all conversions carried out in the leased premises resulting from the Lessee’s operations, unless otherwise agreed in writing prior to the commencement of the conversion. The Lessee shall be responsible for any expenses incurred due to repairs in the Lessee’s social or other facilities, as required by the authorities and relating to the Lessee’s production activities.

The parties shall agree on all additional work or conversions taking place during construction or during the lease period and on the division of related expenses, prior to commencing such work. The conversion work drawings must be submitted to the Lessor. The Lessee shall not be entitled to any rent reductions because of inconvenience caused by such conversions. If the Lessor so insists, the Lessee must restore the leased premises to the state they were in prior to conversion.

The Lessor is responsible for maintaining general order and the cleanliness of any yard and traffic areas that may be related to the leased premises.

10.	Premature termination of lease

In the event of rent payment being overdue for more than 45 days, the Lessor shall be entitled to terminate the lease with immediate effect. In other respects, the grounds for termination laid out in the Act on Commercial Leases shall apply.

11.	Lessee’s rights and responsibilities

11.1	Waste management

When in control of the leased premises, the Lessee shall be responsible for managing any waste created in or at the premises by delivering the appropriately sorted waste into the waste container. The currently valid official regulations and instructions shall apply to the sorting of all waste, including hazardous waste.

11.2	Lessee’s commitment to operations giving entitlement to VAT deduction or refund

The Lessee undertakes to use the leased premises continuously for operations giving entitlement to a deduction or refund as intended in the Value Added Tax Act. The Lessor is entitled to terminate the lease in deviation from the agreed-upon period of notice or lease period upon the termination of all such operations that give entitlement to a VAT deduction or refund, if the use of the leased premises for operations that do not give entitlement to a VAT deduction or refund might result in tax consequences for the Lessor.

The Lessee undertakes to notify the Lessor without delay for any such change in the leased premises’ intended use (also including any use by one or more Sub-lessees) that would result in the operations losing their entitlement to VAT deduction or refund. If there are any such changes in the use of the leased premises or in the operations undertaken in them that are due to the Lessee or its Sub-lessee and that result in tax consequences for the Lessor, the Lessee shall be liable to compensate all expenses arising due to the above, including any accrued interest and penalties for late payment. The corresponding obligation shall also apply, if the lease is terminated prior to the end of the lease period due to a reason attributable to the Lessee or its Sub-lessee or if some other contractual breach of the Lessee results in a tax consequence of the above type to the Lessor.

11.3	Access cards and keys

At the commencement of the lease period, the Lessee shall receive access cards and/or keys for the premises against receipt, to be returned at the end of the lease period. If there are any access cards and/or keys missing at the end of the lease period, the leased premises’ locks will be reconfigured and/or the missing cards replaced at the Lessee’s expense. Any key configurations deviating from the property’s standard configuration procedures will be restored back to normal at the end of the lease period at the Lessee’s expense.

11.4	Using the leased premises and the building’s common areas and services

The Lessee is entitled to use the land area connected to the building for any access relating to its operations together with other Lessees in the building, without causing inconvenience for other Lessees in the building. The Lessee must comply with the fire safety regulations and keep any emergency exits in its premises unobstructed.

The Lessee must keep all its property within the leased premises. The Lessor has the right to destroy any Lessee property that has been left in the building’s common areas or yard areas for at least 48 hours. The Lessor has no obligation to determine the owner of such property.

The Lessee must ensure that any machinery or equipment it has brought into the building, or any structures built to attach such machinery or equipment, or any repairs or conversion work done, do not cause inconvenience to others or damage the building’s structures or equipment. The Lessee must also ensure that the operations it carries out in the leased premises do not cause noise, smell, smoke or any other corresponding inconvenience. Smoking is not allowed in the leased premises or inside the building.

The Lessee is not entitled to install wireless base stations within the leased premises or inside the building without the Lessor’s consent expressed in writing. When necessary, the Lessor may require the Lessee to change the settings of its wireless base stations to such that do not disturb other Les- sees.

The Lessee is entitled to connect to the Lessor’s telephone and data network under terms that shall be separately agreed upon.

Under this lease, the Lessee is entitled to make use of the common services arranged by the Lessor and to participate in different development projects under terms that shall be separately agreed upon.

The leased premises shall be ready for use when handed over to the Lessee. At the end of the lease period, control of the leased premises shall be handed over to the Lessor on the moving date, completely empty and in the condition they were in when the Lessee moved in. Lessee will be responsible of final cleaning. If final cleaning has not been performed well enough, The Lessor will then arrange the final cleaning of the leased premises and the repair of any faults and defects, both of which will be done at the Lessee’s expense, excluding repairs done due to normal wear and tear.

If the Lessee neglects the above obligation, the Lessee shall be liable for any damage resulting to the Lessor (such as a delay in the delivery of the premises in question to the next Lessee) and for the cost of emptying the leased premises and destroying any property left in the leased premises. The Lessor is entitled to destroy any property left in the leased premises after the moving date. If the Lessor considers that any property left in the leased premises is of material value or belongs to a third party, the Lessor may retain such property in its custody for a time it considers appropriate and charge the costs of such custody from the Lessee.

11.5	Lessee’s other responsibilities

The Lessee is responsible for arranging insurance coverage for its operations and property.

Any fixing of the Lessor’s company signs outside the leased premises shall be done at the Lessee’s expense and exclusively at the consent of and according to the instructions provided by the Lessor. Any use of advertising tape on windows is always subject to the Lessor’s permission and any official permission as may be required.

12.	Transfer of lease, re-leasing and sub-leasing

The Lessee may not transfer this lease or re-lease or sub-lease the leased premises without the Lessor’s written consent. The above limitation also concerns the surrender of control of the leased premises or a part of them to a third party. The Lessee shall be responsible for any damage resulting from a breach of this section, including any damage caused to the Lessor or other Lessees or users of the building by such unauthorized parties as stated above.

13.	Other terms and conditions

If the leased premises contain a cross-connect equipment room of the Lessor, an authorized representative of the Lessor shall be entitled to visit that room as necessary.

The Lessor shall not be responsible for any variation in the quality of electricity supply or for the data network’s operation or for any force majeure or corresponding impediment or disturbance.

14.	Disputes

Any disputes arising from this lease shall be resolved primarily in the district court under the jurisdiction of which the leased premises are located.

15.	Confidentiality

This lease is to be treated in full confidentiality and it or any parts of it may not be transferred to a third party without the consent of the other contracting party.

16.	Entry into force

This lease will enter into force upon signing by both parties.

This lease has been prepared in two (2) copies, one (1) for each contracting party.

In Tampere, , 2009.

Lessor TECHNOPOLIS PLC	Lessee Lionbridge Testing Services Oy

Satu Eskelinen	Sanna Piha
Director	Director

Company name

Contact person

Telephone

Website

E-mail

Number of company personnel

Brief description of the company’s line of business (max. two sentences)

Information on my company (company description, contact person and contact details)

	Yes	No
• May be published in the Technopolis Extranet	☐	☐

• May be published in a release to be sent to Technopolis customers	☐	☐

• May be given to the companies in the Technopolis partner network	☐	☐

Contract commencement date

LEASE AGREEMENT

Drawn up by JVI

Office premises (H10_3_300)

1.	Lessor

Technopolis Plc
Address:	Hermiankatu 1
Postal code:	33720
City & Country:	Tampere
Business ID:	Y-0487422-3

2.	Lessee

Company:	Lionbridge Testing Services Oy
Address:	Hermiankatu 3
Postal code:	33720
City & Country:	Tampere, Finland
Business ID:	0196816-0

3.	Contact person

Name:	Sanna Piha
Position:	Director
Telephone:	040-300 4450
E-mail:	sanna.piha@lionbridge.com

4.	Invoicing information

Company:	Lionbridge Testing Services Oy
Address:	Hermiankatu 3
Postal code:	33720
City & Country:	Tampere

5.	Leased premises and their intended use

This lease concerns office premises (H10_3_300) comprising 449,0 square meters / 522,5 allocated square meters as shown in the attached floor plan, located at the address Hermiankatu 3, in the Hervanta district of the Tampere city. A proportion of the common areas serving the leased premises has been allocated as part of the leased area.

The Lessee has familiarized itself with the premises and the equipment therein and declared them suitable for its operations.

The leased premises will be used for the design or production of new technology and the related services. If the intended use of the leased premises changes during the lease period, the Lessee must notify the Lessor of such change. If the Lessee requires an environmental permit for its operations, it must first seek the Lessor’s approval for the operations, after which the Lessee may apply for a permit from the environmental authorities.

6.	Period of lease

This agreement will replace the agreement signed 9.10.2003 and premises has been handed over the Lessee 1.11.2003.

The lease shall be valid until further notice, and can be terminated by either party with a period of notice of six (6) calendar months. The first possible date for serving notice of termination of this lease is. The moving date is the lease termination date, i.e. the last date of the period of notice.

7.	Rent

7.1	Amount of rent

The total rent of the premises is EUR 5.740,57 / month. This includes the following parts:

The absolute net rent payable by the Lessee for the premises is EUR 6,57 per allocated square meter per month.

Additionally, the Lessee shall pay the following:

•

A monthly maintenance charge of EUR 2.98 per square meter , covering the heating, cleaning of common areas, building maintenance and security, maintenance of yard areas, normal office water consumption and normal waste management.

•

A monthly area, reception and information service charge of EUR 0.55 per square meter, including visitor reception and guidance at the lobby, mail pickup and delivery service, management of keys and access cards, access control, basic customer company signs within the property, goods reception and the making of conference and sauna facilities reservations.

•	A monthly electricity fee of EUR 0.88 per allocated square meter.

Parking arrangements are agreed separately.

The relevant value added tax (VAT) shall be added to the above rent, charges and fees.

Any non-standard structures required for the Lessees’ operations and any equipment, fittings, furniture etc. that are part of the Lessee’s operations are not included in the rent. The Lessee shall be responsible for the installation, maintenance and servicing of such equipment.

Any payment required hereunder that is not made by the indicated due date will be subject to late interest at the maximum statutory rate applicable to consumers until the date of payment.

7.2	Payment of monthly rent, and the obligation to pay a rent deposit as collateral

The monthly rent shall be paid in advance by the 3rd day of each calendar month to the bank account prescribed by the Lessor. Penalty interest shall accrue on overdue rent in compliance with Chapter 4, Section 1 of the Interest Act.

The Lessee shall pay a rent deposit to the Lessor as collateral for compliance with all of its obligations based on this lease and any service agreements made under the provisions of section 8 below. The rent deposit shall equal the absolute net rent for three (3) months inclusive of VAT. The rent deposit must be delivered to the Lessor by the commencement of the lease period. This failing, the Lessor shall be entitled to terminate the lease with immediate effect. The rent deposit acting as collateral shall be paid to the Lessor’s bank account. No interest shall be paid on the rent deposit.

Separate agreement about rent deposit has been dated 28.7.2005.

7.3 Rent increase

The absolute net rent shall be tied to the cost-of-living index (year 1951:10=100) as follows:

•	The base index is the index of October preceding the year in which the lease was signed.

•

The amount of absolute net rent is revised once a year in accordance with the level of each October’s index so that the absolute net rent is increased proportionally to the increase in the index level – initially from the base index and subsequently from the level of the previous index revision. However, if the index level is reduced, the rents will not be lowered.

•

The first rent adjustment will be made on the basis of the October index level that next follows the commencement of the lease period. The rent adjusted in accordance with the October index level shall be payable from the beginning of the following January.

The level of the maintenance charge, the area, reception and information service charge, the electricity fee, the parking rights fee and the cleaning fee shall be revised each calendar year to correspond with the prices of items included in them. However, the maximum increase cannot be higher than the change of the cost-of-living index, using the index of each October.

8.	Services

The Lessor produces services that are offered to and charged from Lessees separately, such as telephone and data connection services and conference and office services. These services will be contracted separately and charged for once a month.

If the Lessee neglects to pay the rent or fees based on any service agreements made, the Lessor shall be entitled to terminate the service agreements with immediate effect, or immediately discontinue the delivery of such services to the Lessee until all payment obligations have been met.

9.	Maintenance responsibility and conversions

Responsibility for the premises’ maintenance rests with the Lessor. However, the Lessee is responsible at its own cost for any maintenance and servicing measures inside the leased premises, such as care and maintenance of lighting fixtures and floor and wall coverings and procurement and replacement of light bulbs and tubes etc. and all conversions carried out in the leased premises resulting from the Lessee’s operations, unless otherwise agreed in writing prior to the commencement of the conversion. The Lessee shall be responsible for any expenses incurred due to repairs in the Lessee’s social or other facilities, as required by the authorities and relating to the Lessee’s production activities.

The parties shall agree on all additional work or conversions taking place during construction or during the lease period and on the division of related expenses, prior to commencing such work. The conversion work drawings must be submitted to the Lessor. The Lessee shall not be entitled to any rent reductions because of inconvenience caused by such conversions. If the Lessor so insists, the Lessee must restore the leased premises to the state they were in prior to conversion.

The Lessor is responsible for maintaining general order and the cleanliness of any yard and traffic areas that may be related to the leased premises.

10.	Premature termination of lease

In the event of rent payment being overdue for more than 45 days, the Lessor shall be entitled to terminate the lease with immediate effect. In other respects, the grounds for termination laid out in the Act on Commercial Leases shall apply.

11.	Lessee’s rights and responsibilities

11.1	Waste management

When in control of the leased premises, the Lessee shall be responsible for managing any waste created in or at the premises by delivering the appropriately sorted waste into the waste container. The currently valid official regulations and instructions shall apply to the sorting of all waste, including hazardous waste.

11.2	Lessee’s commitment to operations giving entitlement to VAT deduction or refund

The Lessee undertakes to use the leased premises continuously for operations giving entitlement to a deduction or refund as intended in the Value Added Tax Act. The Lessor is entitled to terminate the lease in deviation from the agreed-upon period of notice or lease period upon the termination of all such operations that give entitlement to a VAT deduction or refund, if the use of the leased premises for operations that do not give entitlement to a VAT deduction or refund might result in tax consequences for the Lessor.

The Lessee undertakes to notify the Lessor without delay for any such change in the leased premises’ intended use (also including any use by one or more Sub-lessees) that would result in the operations losing their entitlement to VAT deduction or refund. If there are any such changes in the use of the leased premises or in the operations undertaken in them that are due to the Lessee or its Sub-lessee and that result in tax consequences for the Lessor, the Lessee shall be liable to compensate all expenses arising due to the above, including any accrued interest and penalties for late payment. The corresponding obligation shall also apply, if the lease is terminated prior to the end of the lease period due to a reason attributable to the Lessee or its Sub-lessee or if some other contractual breach of the Lessee results in a tax consequence of the above type to the Lessor.

11.3	Access cards and keys

At the commencement of the lease period, the Lessee shall receive access cards and/or keys for the premises against receipt, to be returned at the end of the lease period. If there are any access cards and/or keys missing at the end of the lease period, the leased premises’ locks will be reconfigured and/or the missing cards replaced at the Lessee’s expense. Any key configurations deviating from the property’s standard configuration procedures will be restored back to normal at the end of the lease period at the Lessee’s expense.

11.4	Using the leased premises and the building’s common areas and services

The Lessee is entitled to use the land area connected to the building for any access relating to its operations together with other Lessees in the building, without causing inconvenience for other Lessees in the building. The Lessee must comply with the fire safety regulations and keep any emergency exits in its premises unobstructed.

The Lessee must keep all its property within the leased premises. The Lessor has the right to destroy any Lessee property that has been left in the building’s common areas or yard areas for at least 48 hours. The Lessor has no obligation to determine the owner of such property.

The Lessee must ensure that any machinery or equipment it has brought into the building, or any structures built to attach such machinery or equipment, or any repairs or conversion work done, do not cause inconvenience to others or damage the building’s structures or equipment. The Lessee must also ensure that the operations it carries out in the leased premises do not cause noise, smell, smoke or any other corresponding inconvenience. Smoking is not allowed in the leased premises or inside the building.

The Lessee is not entitled to install wireless base stations within the leased premises or inside the building without the Lessor’s consent expressed in writing. When necessary, the Lessor may require the Lessee to change the settings of its wireless base stations to such that do not disturb other Lessees.

The Lessee is entitled to connect to the Lessor’s telephone and data network under terms that shall be separately agreed upon.

Under this lease, the Lessee is entitled to make use of the common services arranged by the Lessor and to participate in different development projects under terms that shall be separately agreed upon.

The leased premises shall be ready for use when handed over to the Lessee. At the end of the lease period, control of the leased premises shall be handed over to the Lessor on the moving date, completely empty and in the condition they were in when the Lessee moved in. Lessee will be responsible of final cleaning. If final cleaning has not been performed well enough, The Lessor will then arrange the final cleaning of the leased premises and the repair of any faults and defects, both of which will be done at the Lessee’s expense, excluding repairs done due to normal wear and tear.

If the Lessee neglects the above obligation, the Lessee shall be liable for any damage resulting to the Lessor (such as a delay in the delivery of the premises in question to the next Lessee) and for the cost of emptying the leased premises and destroying any property left in the leased premises. The Lessor is entitled to destroy any property left in the leased premises after the moving date. If the Lessor considers that any property left in the leased premises is of material value or belongs to a third party, the Lessor may retain such property in its custody for a time it considers appropriate and charge the costs of such custody from the Lessee.

11.5	Lessee’s other responsibilities

The Lessee is responsible for arranging insurance coverage for its operations and property.

Any fixing of the Lessor’s company signs outside the leased premises shall be done at the Lessee’s expense and exclusively at the consent of and according to the instructions provided by the Lessor. Any use of advertising tape on windows is always subject to the Lessor’s permission and any official permission as may be required.

12.	Transfer of lease, re-leasing and sub-leasing

The Lessee may not transfer this lease or re-lease or sub-lease the leased premises without the Lessor’s written consent. The above limitation also concerns the surrender of control of the leased premises or a part of them to a third party. The Lessee shall be responsible for any damage resulting from a breach of this section, including any damage caused to the Lessor or other Lessees or users of the building by such unauthorized parties as stated above.

13.	Other terms and conditions

If the leased premises contain a cross-connect equipment room of the Lessor, an authorized representative of the Lessor shall be entitled to visit that room as necessary.

The Lessor shall not be responsible for any variation in the quality of electricity supply or for the data network’s operation or for any force majeure or corresponding impediment or disturbance.

14.	Disputes

Any disputes arising from this lease shall be resolved primarily in the district court under the jurisdiction of which the leased premises are located.

15.	Confidentiality

This lease is to be treated in full confidentiality and it or any parts of it may not be transferred to a third party without the consent of the other contracting party.

16.	Entry into force

This lease will enter into force upon signing by both parties.

This lease has been prepared in two (2) copies, one (1) for each contracting party.

In Tampere, , 2009.

Lessor TECHNOPOLIS PLC	Lessee Lionbridge Testing Services Oy

Satu Eskelinen	Sanna Piha
Director	Director

Company name

Contact person Telephone

Website

E-mail

Number of company personnel

Brief description of the company’s line of business (max. two sentences)

Information on my company (company description, contact person and contact details)

	Yes	No
• May be published in the Technopolis Extranet	☐	☐

• May be published in a release to be sent to Technopolis customers	☐	☐

• May be given to the companies in the Technopolis partner network	☐	☐

Contract commencement date